Exhibit 99.1

Bluebird Bio and Resilience Announce Strategic Alliance to Develop Next Generation Cell Therapies

Resilience to acquire bluebird’s clinical and commercial suspension lentiviral vector manufacturing facility in North Carolina, retaining all current employees at the site

Alliance designed to foster best in class cell therapy product and manufacturing innovation through risk-sharing and royalty-based model bluebird to receive $110M upfront, preferred LVV manufacturing access and significantly reduce operational expenses over coming years

SAN DIEGO and BOSTON & CAMBRIDGE, Mass. — (BUSINESS WIRE) - July 28, 2021 — National Resilience, Inc. (Resilience) and bluebird bio, Inc. (NASDAQ: BLUE), today announced a strategic alliance aimed to accelerate the early research, development and delivery of cell therapies. As part of the agreement, Resilience will acquire bluebird’s Research Triangle (bRT) manufacturing facility located in North Carolina and retain all of the more than 100 highly skilled technical staff and administrators currently employed at the site. Resilience will continue to support vector supply for both bluebird bio and 2seventy bio, bluebird’s spin-off oncology cell therapy company that is expected to launch by the end of 2021. The two companies are also finalizing a definitive agreement to establish partner programs that will share expense and revenue for successful commercialized oncology products and in parallel establish a next-generation manufacturing R&D collaboration.

The 125,000-square foot facility, located in Durham, North Carolina, is currently manufacturing lentiviral vector (LVV), a critical component for cell and gene therapies. The facility includes drug substance and drug product production suites, quality control testing laboratories and warehousing space as well as additional footprint for future expansion. Resilience will continue to invest in the advancement of new technologies and expand the workforce as part of the company’s mission to build a digitally connected, end-to-end biomanufacturing ecosystem. Upon completion of the acquisition, the Resilience network will include 10 sites in North America with more than 1 million square feet of manufacturing, development, and support space.

In consideration for the acquisition of the bRT facility upon the closing of the transaction, bluebird will receive $110 million from Resilience. bluebird and 2seventy will continue to benefit from flexible and guaranteed access to LVV manufacturing for their emerging pipeline programs and the facility will be the primary source of suspension LVV.

The two companies plan to collaborate on the next phase of 2seventy’s pipeline, each applying their respective innovations in cell therapy development and manufacturing through a risk-sharing model.

“This alliance supports our vision of innovative product participation business models and bluebird’s demonstrated leadership and expertise in the field of gene and cell therapy makes them an ideal partner for this next phase of growth,” said Rahul Singhvi, Sc.D, Chief Executive Officer of Resilience. “Further, the acquisition of the bRT facility gives us an important strategic presence in the Research Triangle region with one of the largest and most technically advanced facilities focused exclusively on cell and gene therapy manufacturing. We look forward to working closely with bluebird as they continue to advance important therapies for patients.”

“Our mission of developing the next generation of cell therapies requires a thoughtful balance of innovation from both a scientific, medical and regulatory perspective as well as manufacturing perspective. We believe Resilience is an optimal partner to help us achieve this mission as well as the ideal successor for the next phase of the bRT facility’s growth,” said Nick Leschly, chief bluebird. “As we continue to pivot toward the planned separation of bluebird and 2seventy, this strategic partnership allows us to share risk, streamline our business operations, provide additional capital and importantly ensures uninterrupted access to vector supply as we develop additional transformative treatments.”

The closing of the transaction will be subject to the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, the negotiation of certain definitive agreements and other customary closing conditions.

About Resilience
Resilience (National Resilience, Inc.), a company building the world’s most advanced biopharmaceutical manufacturing ecosystem, is a manufacturing and technology company dedicated to broadening access to complex medicines and protecting biopharmaceutical supply chains against disruption. Founded in 2020, the company is building a sustainable network of high-tech, end-to-end manufacturing solutions to ensure the medicines of today and tomorrow can be made quickly, safely, and at scale. Resilience offers the highest quality and regulatory capabilities, and flexible and adaptive facilities to serve partners of all sizes. By continuously advancing the science of biopharmaceutical manufacturing and development, Resilience frees partners to focus on the discoveries that improve patients’ lives.

For more information, visit www.Resilience.com.

About bluebird bio, Inc.
bluebird bio is pioneering gene therapy with purpose. From our Cambridge, Mass., headquarters, we’re developing gene and cell therapies for severe genetic diseases and cancer, with the goal that people facing potentially fatal conditions with limited treatment options can live their lives fully. Beyond our labs, we’re working to positively disrupt the healthcare system to create access, transparency, and education so that gene therapy can become available to all those who can benefit.

bluebird bio is a human company powered by human stories. We’re putting our care and expertise to work across a spectrum of disorders including cerebral adrenoleukodystrophy, sickle cell disease, β-thalassemia and multiple myeloma using three gene therapy technologies: gene addition, cell therapy and (megaTAL-enabled) gene editing.

bluebird bio has additional nests in Seattle, Wash.; Durham, N.C.; and Zug, Switzerland. For more information, visit bluebirdbio.com.

Follow bluebird bio on social media: @bluebirdbio, LinkedIn, Instagram and YouTube.

bluebird bio Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These forward-looking statements include statements as to the parties’ intention for Resilience to continue to deliver vector supply for bluebird bio and 2seventy bio, including suspension LVV; the intention and plans of Resilience to continue to invest in manufacturing capacity and technologies following the completion of the transaction; and the parties’ intention to collaborate on future pipeline projects. Such forward-looking statements are based on historical performance and current expectations and projections about bluebird’s and 2seventy bio’s future financial results, goals, plans and objectives and involve inherent risks, assumptions and uncertainties, including internal or external factors that could delay, divert or change any of them in the next several years, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect bluebird bio’s business, which include the risk that bluebird’s and 2seventy’s collaboration with Resilience will not continue or be successful; the risk that our product candidates will not be successfully developed or commercialized; the risks related to our reliance on a third party for our suspension vector needs. For a discussion of other risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K, as updated by our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law, bluebird bio undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

Contact for Resilience:
Ryan Flinn
Head of Communications
Ryan.flinn@Resilience.com
510-207-7616

Contacts for bluebird bio:
Investors:
Elizabeth Pingpank, 617-914-8736
epingpank@bluebirdbio.com

or

Media:
Jenn Snyder, 617-448-0281
jsnyder@bluebirdbio.com

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